Exhibit 99.1

Unaudited Pro Forma Combined Statements of Income

The Business Combination of Praxair and Linde AG was accounted for using the acquisition method of accounting under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 805, “Business Combinations,” with Praxair representing the accounting acquirer under this guidance. The information below is presented as if the Merger had been consummated on January 1, 2018 and combines the historical results of Praxair and Linde AG.

The following Pro Forma Information was prepared on a basis consistent with Article 11 of the SEC’s Regulation S-X and gives effect to the following adjustments:

1.
The preliminary purchase accounting impacts of the Merger, including increased amortization expense on acquired intangible assets, increased depreciation on property, plant and equipment and lower interest expense due to revaluing existing debt to fair value;

2.	Conversion to U.S. Generally Accepted Accounting Principles ("GAAP") from International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board ("IASB");

3.	Accounting policy alignment;

4.	The elimination of the impact of transactions between Praxair and Linde AG;

5.	The elimination of the effect of events that are directly attributable to the Business Combination Agreement; and

6.	The elimination of the effect of consummated and probable divestitures required as a condition of approval for the Merger.

In preparing this pro forma information, the historical financial information has been adjusted to give effect to pro forma adjustments that are (i) directly attributable to the Business Combination and other transactions presented herein, such as the merger-related divestitures, (ii) factually supportable, and (iii) expected to have a continuing impact on the combined entity’s consolidated results.

Such Pro Forma Information is based on management's assumptions and is presented for comparative purposes only. It does not necessarily represent what the revenue or results of operations would have been if the business combination and merger-related divestitures had occurred as of the date indicated or what the results would be for any future periods. In addition, the Pro Forma Information does not include the impact of any revenue, cost or other operating synergies that may result from the Business Combination or any related restructuring costs. Events that are not expected to have a continuing impact on the combined results (e.g., inventory step-up costs, non-recurring income/charges) are excluded from the unaudited pro forma information.

The pro forma adjustments included in this document are subject to modification depending on changes in the final fair value determination for assets acquired and liabilities assumed and additional information or analyses that may become available. The final allocation of the total purchase price will be determined after completing a thorough analysis of the fair value of Linde AG’s tangible and identifiable intangible assets acquired and liabilities assumed as of October 31, 2018, the date when the Business Combination was completed. Increases or decreases in the fair values of the net assets as compared with the information shown in the Pro Forma Information may change the amount of the total purchase consideration allocated to goodwill and other assets and liabilities and may impact the combined group statements of income due to adjustments in amortization and depreciation of the adjusted assets and liabilities. The final adjustments may be materially different from the Pro Forma Information.

LINDE PLC AND SUBSIDIARIES
2018 SUMMARY PRO FORMA AND ADJUSTED PRO FORMA INFORMATION
(UNAUDITED)

Pro forma and adjusted pro forma amounts are Non-GAAP performance measures, which are intended to supplement investors' understanding of the company's financial information by providing measures which investors, financial analysts and management find useful in evaluating the company's operating performance. Items which the company does not believe to be indicative of on-going business performance are excluded from these calculations so that investors can better evaluate and analyze historical and future business trends on a consistent basis. Definitions of these Non-GAAP measures may not be comparable to similar definitions used by other companies and are not a substitute for similar GAAP measures. See the "PRO FORMA INCOME STATEMENT INFORMATION" and "NON GAAP MEASURES AND RECONCILIATIONS" sections for additional information relating to adjustments.

(Millions of dollars, except per share amounts)
Sales	Quarter Ended				Year to Date
	March 31,	June 30,	September 30,	December 31,	June 30,	September 30,	December 31,
Reported GAAP amounts	$2,983	$3,044	$3,008	$5,801	$6,027	$9,035	$14,836
Pro forma adjustments	3,958	4,134	3,934	1,222	8,092	12,026	13,248
Pro forma amounts	$6,941	$7,178	$6,942	$7,023	$14,119	$21,061	$28,084

Depreciation and Amortization

Reported GAAP amounts	$311	$311	$306	$902	$622	$928	$1,830
Pro forma adjustments	927	916	956	295	1,843	2,799	3,094
Non-GAAP adjustments	(558)	(558)	(559)	(558)	(1,116)	(1,675)	(2,233)
Adjusted pro forma amounts	$680	$669	$703	$639	$1,349	$2,052	$2,691

Operating Profit

Reported GAAP amounts	$653	$689	$669	$3,236	$1,342	$2,011	$5,247
Pro forma adjustments	46	29	(52)	(2,709)	75	23	(2,686)
Non-GAAP adjustments	507	528	571	629	1,035	1,606	2,235
Adjusted pro forma amounts	$1,206	$1,246	$1,188	$1,156	$2,452	$3,640	$4,796

Income from Continuing Operations

Reported GAAP amounts	$462	$480	$461	$2,870	$942	$1,403	$4,273
Pro forma adjustments	47	77	(5)	(2,663)	124	119	(2,544)
Non-GAAP adjustments	328	348	394	634	676	1,070	1,704
Adjusted pro forma amounts	$837	$905	$850	$841	$1,742	$2,592	$3,433

Diluted EPS from Continuing Operations

Reported GAAP amounts	$1.59	$1.65	$1.58	$6.22	$3.24	$4.82	$12.79
Pro forma adjustments	$(0.67)	$(0.65)	$(0.76)	$(5.85)	$(1.32)	$(2.08)	$(9.68)
Non-GAAP adjustments	$0.59	$0.63	$0.72	$1.14	$1.22	$1.94	$3.08
Adjusted pro forma amounts	$1.51	$1.63	$1.54	$1.51	$3.14	$4.68	$6.19

LINDE PLC AND SUBSIDIARIES
APPENDIX
2018 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

To assist with a discussion of the 2018 results on a comparable basis, certain supplemental unaudited pro forma income statement information is provided herein. The pro forma information has been prepared on a basis consistent with Article 11 of Regulation S-X, assuming the Merger and merger-related divestitures had been consummated on January 1, 2018. In preparing this pro forma information, the historical financial information has been adjusted to give effect to pro forma adjustments that are (i) directly attributable to the Business Combination and other transactions presented herein, such as the merger-related divestitures, (ii) factually supportable, and (iii) expected to have a continuing impact on the combined entity’s consolidated results. Such pro forma information is based on management's assumptions and is presented for comparative purposes only. It does not necessarily represent what the revenue or results of operations would have been if the business combination and merger-related divestitures had occurred as of the date indicated. In addition, these results are not intended to be a projection of future operating results and do not reflect revenue, cost, or other operational synergies that may result from the Business Combination or any related restructuring costs.

	Quarter to date March 31, 2018	Quarter to date June 30, 2018	Year to date June 30, 2018	Quarter to date September 30, 2018	Year to date September 30, 2018	Quarter to date December 31, 2018	Year ended December 31, 2018
Sales	$6,941	$7,178	$14,119	$6,942	$21,061	$7,023	$28,084
Cost of sales, exclusive of depreciation and amortization	4,132	4,322	8,454	4,176	12,630	4,299	16,929
Selling, general and administrative	904	953	1,857	881	2,738	897	3,635
As a % of sales	13.0%	13.3%	13.2%	12.7%	13.0%	12.8%	12.9%
Depreciation and amortization	1,238	1,227	2,465	1,262	3,727	1,197	4,924
Research and development	50	50	100	49	149	52	201
Cost reduction programs and other charges	—	—	—	12	12	44	56
Other income (expense) - net	82	92	174	55	229	(7)	222
Operating profit	699	718	1,417	617	2,034	527	2,561
Operating margin	10.1%	10.0%	10.0%	8.9%	9.7%	7.5%	9.1%

Net pension and OPEB cost (benefit), excluding service costs	(38)	(65)	(103)	(34)	(137)	(28)	(165)
Interest expense - net	72	35	107	47	154	225	379
Income taxes	171	196	367	165	532	138	670
Effective tax rate	25.7%	26.2%	26.0%	27.3%	26.4%	41.8%	28.5%
Income from equity investments	14	12	26	14	40	12	52
Noncontrolling interests from continuing operations	1	(7)	(6)	3	(3)	3	—
Income from continuing operations	$509	$557	$1,066	$456	$1,522	$207	$1,729
Diluted shares outstanding (in thousands)	555,151	555,151	555,151	555,151	555,151	555,151	555,151
Diluted EPS from continuing operations	$0.92	$1.00	$1.92	$0.82	$2.74	$0.37	$3.11

LINDE PLC AND SUBSIDIARIES
APPENDIX
QUARTER ENDED MARCH 31, 2018 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

Pro forma information has been prepared on a basis consistent with Article 11 of Regulation S-X, assuming the Merger and merger-related divestitures had been in effect on January 1, 2018. The pro forma information includes pro forma adjustments to historical financial information, which are (i) directly attributable to the business combination and other transactions presented herein, such as the merger-related divestitures, (ii) factually supportable, and (iii) expected to have a continuing impact on the combined entity’s consolidated results. The pro forma information is based on management's assumptions and is presented for comparative purposes only. It does not necessarily represent what the revenue or results of operations would have been if the business combination and merger-related divestitures had occurred on January 1, 2018. In addition, this information is not intended to be a projection of future operating results or financial position and does not reflect revenue, cost, or other operational synergies that might be achieved.

	Historical Linde plc (a)	Historical Linde AG (b)	Divestitures (c)	Purchase Accounting (d)	Other		Total		Pro Forma Linde plc
Sales	$2,983	$5,010	$(1,027)	$—	$(25)	(e)	$3,958		$6,941
Cost of sales, exclusive of depreciation and amortization	1,661	3,105	(609)	—	(25)	(e)	2,471		4,132
Selling, general and administrative	310	704	(110)	—	—		594		904
As a % of sales	10.4%								13.0%
Depreciation and amortization	311	471	(102)	558	—		927		1,238
Research and development	24	26	—	—	—		26		50
Cost reduction programs and other charges	19	41	—	—	(60)	(f)	(19)		—
Other income (expense) - net	(5)	87	—	—	—		87		82
Operating profit	653	750	(206)	(558)	60		46		699
Operating margin	21.9%								10.1%

Net pension and OPEB cost (benefit), excluding service costs	2	(39)	(1)	—	—		(40)		(38)
Interest expense - net	46	69	(18)	(25)	—		26		72
Income taxes	148	171	(24)	(129)	5	(g)	23		171
Effective tax rate	24.5%						—		25.7%
Income from equity investments	15	24	(9)	(16)	—		(1)		14
Noncontrolling interests from continuing operations	(10)	(37)	6	42	—		11		1
Income from continuing operations	$462	$536	$(166)	$(378)	$55		$47		$509
Diluted shares outstanding (in thousands)	290,809						264,342	(h)	555,151
Diluted EPS from continuing operations	$1.59						$(0.67)	(h)	$0.92

Pro Forma Adjustments:
(a) Represents historical Linde plc financial results as filed with the U.S. Securities and Exchange Commission. Prior to the consummation of the merger, this information represents the historical financial information for Praxair, Inc.

(b) To include historical results for Linde AG. Certain reclassifications and adjustments were made to conform to U.S. GAAP and the presentation of Praxair, Inc. The reclassifications and adjustments are consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

(c) To eliminate the results of merger-related divestitures required by regulatory authorities to secure approval for the Merger. These divestitures primarily include the majority of Praxair's European industrial gases business (completed December 3, 2018), a significant portion of Linde AG's America's industrial gases business (completed on March 1, 2019), select assets of Linde AG's South Korean industrial gases business (completed April 30, 2019) as well as certain divestitures of other Praxair and Linde AG businesses in Asia that are currently expected to be sold in 2019.

(d) To include preliminary purchase accounting adjustments for the period from January 1, 2018 to October 30, 2018 (prior to the Merger). This relates to (i) additional depreciation and amortization related to the increased value of of property, plant and equipment and increased basis of intangible assets, (ii) interest expense impacts related to the fair value of debt, (iii) the tax impacts related to the adjustments above, (iv) income from equity investments equity related to the fair value of equity investments, and (v) noncontrolling interests adjustments related to the fair value adjustments above. The methodology and assumptions used to calculate these adjustments are consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

(e) To eliminate sales between Praxair and Linde AG for the period prior to the Merger date at October 31, 2018 (January 1, 2018 to October 30, 2018).
(f) To eliminate transaction costs and other charges directly related to the Merger.
(g) To reflect the income tax impact of pro forma adjustments (e) and (f) above. This effective tax rate is based on the statutory tax rates in the jurisdictions where the fair value adjustments have been made.

(h) To reflect the impact on diluted shares outstanding and diluted EPS related to ordinary shares issued to Linde AG shareholders in connection with the Merger. The methodology and assumptions used to calculate this adjustment is consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

LINDE PLC AND SUBSIDIARIES
APPENDIX
QUARTER ENDED JUNE 30, 2018 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

Pro forma information has been prepared on a basis consistent with Article 11 of Regulation S-X, assuming the Merger and merger-related divestitures had been in effect on January 1, 2018. The pro forma information includes pro forma adjustments to historical financial information, which are (i) directly attributable to the business combination and other transactions presented herein, such as the merger-related divestitures, (ii) factually supportable, and (iii) expected to have a continuing impact on the combined entity’s consolidated results. The pro forma information is based on management's assumptions and is presented for comparative purposes only. It does not necessarily represent what the revenue or results of operations would have been if the business combination and merger-related divestitures had occurred on January 1, 2018. In addition, this information is not intended to be a projection of future operating results or financial position and does not reflect revenue, cost, or other operational synergies that might be achieved.

	Historical Linde plc (a)	Historical Linde AG (b)	Divestitures (c)	Purchase Accounting (d)	Other		Total		Pro Forma Linde plc
Sales	$3,044	$5,175	$(1,015)	$—	$(26)	(e)	$4,134		$7,178
Cost of sales, exclusive of depreciation and amortization	1,706	3,247	(605)	—	(26)	(e)	2,616		4,322
Selling, general and administrative	307	741	(95)	—	—		646		953
As a % of sales	10.1%								13.3%
Depreciation and amortization	311	459	(101)	558	—		916		1,227
Research and development	24	26	—	—	—		26		50
Cost reduction programs and other charges	24	45	—	—	(69)	(f)	(24)		—
Other income (expense) - net	17	75	—	—	—		75		92
Operating profit	689	732	(214)	(558)	69		29		718
Operating margin	22.6%								10.0%

Net pension and OPEB cost (benefit), excluding service costs	2	(67)	—	—	—		(67)		(65)
Interest expense - net	44	34	(18)	(25)	—		(9)		35
Income taxes	158	185	(23)	(129)	5	(g)	38		196
Effective tax rate	24.6%								26.2%
Income from equity investments	14	23	(9)	(16)	—		(2)		12
Noncontrolling interests from continuing operations	(19)	(36)	6	42	—		12		(7)
Income from continuing operations	$480	$567	$(176)	$(378)	$64		$77		$557
Diluted shares outstanding (in thousands)	290,908						264,243	(h)	555,151
Diluted EPS from continuing operations	$1.65						$(0.65)	(h)	$1.00

Pro Forma Adjustments:
(a) Represents historical Linde plc financial results as filed with the U.S. Securities and Exchange Commission. Prior to the consummation of the merger, this information represents the historical financial information for Praxair, Inc.

(b) To include historical results for Linde AG. Certain reclassifications and adjustments were made to conform to U.S. GAAP and the presentation of Praxair, Inc. The reclassifications and adjustments are consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

(c) To eliminate the results of merger-related divestitures required by regulatory authorities to secure approval for the Merger. These divestitures primarily include the majority of Praxair's European industrial gases business (completed December 3, 2018), a significant portion of Linde AG's America's industrial gases business (completed on March 1, 2019), select assets of Linde AG's South Korean industrial gases business (completed April 30, 2019) as well as certain divestitures of other Praxair and Linde AG businesses in Asia that are currently expected to be sold in 2019.

(d) To include preliminary purchase accounting adjustments for the period from January 1, 2018 to October 30, 2018 (prior to the Merger). This relates to (i) additional depreciation and amortization related to the increased value of of property, plant and equipment and increased basis of intangible assets, (ii) interest expense impacts related to the fair value of debt, (iii) the tax impacts related to the adjustments above, (iv) income from equity investments equity related to the fair value of equity investments, and (v) noncontrolling interests adjustments related to the fair value adjustments above. The methodology and assumptions used to calculate these adjustments are consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

(e) To eliminate sales between Praxair and Linde AG for the period prior to the Merger date at October 31, 2018 (January 1, 2018 to October 30, 2018).
(f) To eliminate transaction costs and other charges directly related to the Merger.
(g) To reflect the income tax impact of pro forma adjustments (e) and (f) above. This effective tax rate is based on the statutory tax rates in the jurisdictions where the fair value adjustments have been made.

(h) To reflect the impact on diluted shares outstanding and diluted EPS related to ordinary shares issued to Linde AG shareholders in connection with the Merger. The methodology and assumptions used to calculate this adjustment is consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

LINDE PLC AND SUBSIDIARIES
APPENDIX
QUARTER ENDED SEPTEMBER 30, 2018 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

Pro forma information has been prepared on a basis consistent with Article 11 of Regulation S-X, assuming the Merger and merger-related divestitures had been in effect on January 1, 2018. The pro forma information includes pro forma adjustments to historical financial information, which are (i) directly attributable to the business combination and other transactions presented herein, such as the merger-related divestitures, (ii) factually supportable, and (iii) expected to have a continuing impact on the combined entity’s consolidated results. The pro forma information is based on management's assumptions and is presented for comparative purposes only. It does not necessarily represent what the revenue or results of operations would have been if the business combination and merger-related divestitures had occurred on January 1, 2018. In addition, this information is not intended to be a projection of future operating results or financial position and does not reflect revenue, cost, or other operational synergies that might be achieved.

	Historical Linde plc (a)	Historical Linde AG (b)	Divestitures (c)	Purchase Accounting (d)	Other		Total		Pro Forma Linde plc
Sales	$3,008	$5,008	$(1,050)	$—	$(24)	(e)	$3,934		$6,942
Cost of sales, exclusive of depreciation and amortization	1,698	3,132	(630)	—	(24)	(e)	2,478		4,176
Selling, general and administrative	294	696	(109)	—	—		587		881
As a % of sales	9.8%								12.7%
Depreciation and amortization	306	500	(103)	559	—		956		1,262
Research and development	23	26	—	—	—		26		49
Cost reduction programs and other charges	31	75	—	—	(94)	(f)	(19)		12
Other income (expense) - net	13	42	—	—	—		42		55
Operating profit	669	621	(208)	(559)	94		(52)		617
Operating margin	22.2%								8.9%

Net pension and OPEB cost (benefit), excluding service costs	6	(39)	(1)	—	—		(40)		(34)
Interest expense - net	40	50	(18)	(25)	—		7		47
Income taxes	156	157	(24)	(129)	5	(g)	9		165
Effective tax rate	25.0%								27.3%
Income from equity investments	13	25	(8)	(16)	—		1		14
Noncontrolling interests from continuing operations	(19)	(26)	6	42	—		22		3
Income from continuing operations	$461	$452	$(167)	$(379)	$89		$(5)		$456
Diluted shares outstanding (in thousands)	291,513						263,638	(h)	555,151
Diluted EPS from continuing operations	$1.58						$(0.76)	(h)	$0.82

Pro Forma Adjustments:
(a) Represents historical Linde plc financial results as filed with the U.S. Securities and Exchange Commission. Prior to the consummation of the merger, this information represents the historical financial information for Praxair, Inc.

(b) To include historical results for Linde AG. Certain reclassifications and adjustments were made to conform to U.S. GAAP and the presentation of Praxair, Inc. The reclassifications and adjustments are consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

(c) To eliminate the results of merger-related divestitures required by regulatory authorities to secure approval for the Merger. These divestitures primarily include the majority of Praxair's European industrial gases business (completed December 3, 2018), a significant portion of Linde AG's America's industrial gases business (completed on March 1, 2019), select assets of Linde AG's South Korean industrial gases business (completed April 30, 2019) as well as certain divestitures of other Praxair and Linde AG businesses in Asia that are currently expected to be sold in 2019.

(d) To include preliminary purchase accounting adjustments for the period from January 1, 2018 to October 30, 2018 (prior to the Merger). This relates to (i) additional depreciation and amortization related to the increased value of of property, plant and equipment and increased basis of intangible assets, (ii) interest expense impacts related to the fair value of debt, (iii) the tax impacts related to the adjustments above, (iv) income from equity investments equity related to the fair value of equity investments, and (v) noncontrolling interests adjustments related to the fair value adjustments above. The methodology and assumptions used to calculate these adjustments are consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

(e) To eliminate sales between Praxair and Linde AG for the period prior to the Merger date at October 31, 2018 (January 1, 2018 to October 30, 2018).
(f) To eliminate transaction costs and other charges directly related to the Merger.
(g) To reflect the income tax impact of pro forma adjustments (e) and (f) above. This effective tax rate is based on the statutory tax rates in the jurisdictions where the fair value adjustments have been made.

(h) To reflect the impact on diluted shares outstanding and diluted EPS related to ordinary shares issued to Linde AG shareholders in connection with the Merger. The methodology and assumptions used to calculate this adjustment is consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

LINDE PLC AND SUBSIDIARIES
APPENDIX
QUARTER ENDED DECEMBER 31, 2018 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

Pro forma information has been prepared on a basis consistent with Article 11 of Regulation S-X, assuming the Merger and merger-related divestitures had been in effect on January 1, 2018. The pro forma information includes pro forma adjustments to historical financial information, which are (i) directly attributable to the business combination and other transactions presented herein, such as the merger-related divestitures, (ii) factually supportable, and (iii) expected to have a continuing impact on the combined entity’s consolidated results. The pro forma information is based on management's assumptions and is presented for comparative purposes only. It does not necessarily represent what the revenue or results of operations would have been if the business combination and merger-related divestitures had occurred on January 1, 2018. In addition, this information is not intended to be a projection of future operating results or financial position and does not reflect revenue, cost, or other operational synergies that might be achieved.

	Historical Linde plc (a)	Historical Linde AG (b)	Divestitures (c)	Purchase Accounting (d)	Other		Total		Pro Forma Linde plc
Sales	$5,801	$1,736	$(506)	$—	$(8)	(e)	$1,222		$7,023
Cost of sales, exclusive of depreciation and amortization	3,955	1,031	(311)	—	(376)	(e)	344		4,299
Selling, general and administrative	718	229	(50)	—	—		179		897
As a % of sales	12.4%								12.8%
Depreciation and amortization	902	140	(31)	186	—		295		1,197
Research and development	42	10	—	—	—		10		52
Cost reduction programs and other charges	235	162	—	—	(353)	(f)	(191)		44
Other income (expense) - net	3,287	—	—	—	(3,294)	(g)	(3,294)		(7)
Operating profit	3,236	164	(114)	(186)	(2,573)		(2,709)		527
Operating margin	55.8%								7.5%

Net pension and OPEB cost (benefit), excluding service costs	(14)	(14)	—	—	—		(14)		(28)
Interest expense - net	72	179	(18)	(8)	—		153		225
Income taxes	355	121	(16)	(43)	(279)	(h)	(217)		138
Effective tax rate	11.2%								41.8%
Income from equity investments	14	8	(5)	(5)	—		(2)		12
Noncontrolling interests from continuing operations	33	(45)	1	14	—		(30)		3
Income from continuing operations	$2,870	$(159)	$(84)	$(126)	$(2,294)		$(2,663)		$207
Diluted shares outstanding (in thousands)	461,150						94,001	(i)	555,151
Diluted EPS from continuing operations	$6.22						$(5.85)	(i)	$0.37

Pro Forma Adjustments:
(a) Represents historical Linde plc financial results as filed with the U.S. Securities and Exchange Commission. Prior to the consummation of the merger, this information represents the historical financial information for Praxair, Inc.

(b) To include historical results for Linde AG. Certain reclassifications and adjustments were made to conform to U.S. GAAP and the presentation of Praxair, Inc. The reclassifications and adjustments are consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

(c) To eliminate the results of merger-related divestitures required by regulatory authorities to secure approval for the Merger. These divestitures primarily include the majority of Praxair's European industrial gases business (completed on December 3, 2018), a significant portion of Linde AG's America's industrial gases business (completed on March 1, 2019), select assets of Linde AG's South Korean industrial gases business (completed on April 30, 2019) as well as certain divestitures of other Praxair and Linde AG businesses in Asia that are currently expected to be sold in 2019.

(d) To include preliminary purchase accounting adjustments for the period from January 1, 2018 to October 30, 2018 (prior to the Merger). This relates to (i) additional depreciation and amortization related to the increased value of of property, plant and equipment and increased basis of intangible assets, (ii) interest expense impacts related to the fair value of debt, (iii) the tax impacts related to the adjustments above, (iv) income from equity investments equity related to the fair value of equity investments, and (v) noncontrolling interests adjustments related to the fair value adjustments above. The methodology and assumptions used to calculate these adjustments are consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

(e) To eliminate sales between Praxair and Linde AG for the period prior to the Merger date at October 31, 2018 (January 1, 2018 to October 30, 2018). For the quarter ended December 31, 2018, (e) also includes a $368 million impact for the fair value step-up of inventories acquired in the merger. This charge is recorded in cost of sales and subsequently eliminated.

(f) To eliminate transaction costs and other charges directly related to the Merger.
(g) To eliminate the gain on sale of Praxair's European industrial gases business, which was required to be divested as a result of the merger.
(h) To reflect the income tax impact of pro forma adjustments (e), (f) and (g) above. This effective tax rate is based on the statutory tax rates in the jurisdictions where the fair value adjustments have been made.

(i) To reflect the impact on diluted shares outstanding and diluted EPS related to ordinary shares issued to Linde AG shareholders in connection with the Merger. The methodology and assumptions used to calculate this adjustment is consistent with those identified and disclosed in the Current Report on Form 8-K/A filed with the SEC on December 6, 2018.

LINDE PLC AND SUBSIDIARIES
NON-GAAP MEASURES AND RECONCILIATIONS
(Millions of dollars, except per share data)
(UNAUDITED)

The following Non-GAAP measures are intended to supplement investors’ understanding of the company’s financial information by providing measures which investors, financial analysts and management use to help evaluate the company’s financial leverage and operating performance. Items which the company does not believe to be indicative of on-going business trends are excluded from these calculations so that investors can better evaluate and analyze historical and future business trends on a consistent basis. In addition, business management is evaluated and variable compensation is determined based on results excluding these items. Definitions of these Non-GAAP measures may not be comparable to similar definitions used by other companies and are not a substitute for similar GAAP measures.

	Quarter ended March 31, 2018	Quarter ended June 30, 2018	Year to date June 30, 2018	Quarter ended September 30, 2018	Year to date September 30, 2018	Quarter ended December 31, 2018	Year ended December 31, 2018
Adjusted Pro Forma Operating Profit and Operating Margin
Reported operating profit	$653	$689	$1,342	$669	$2,011	$3,236	$5,247
Pro forma adjustments (a)	46	29	75	(52)	23	(2,709)	(2,686)
Pro forma	699	718	1,417	617	2,034	527	2,561
Non-GAAP adjustments:
Add: Cost reduction programs and other charges	—	—	—	—	—	41	41
Add: Argentina currency devaluation	—	—	—	12	12	—	12
Less: Net gain/(loss) on sale of businesses and fixed assets	(51)	(30)	(81)	—	(81)	30	(51)
Add: Purchase accounting impacts - Linde AG	558	558	1,116	559	1,675	558	2,233
Total adjustments	507	528	1,035	571	1,606	629	2,235
Adjusted pro forma operating profit	$1,206	$1,246	$2,452	$1,188	$3,640	$1,156	$4,796

Reported sales	$2,983	$3,044	$6,027	$3,008	$9,035	$5,801	$14,836
Pro forma sales (a)	$6,941	$7,178	$14,119	$6,942	$21,061	$7,023	$28,084

Reported operating margin	21.9%	22.6%	22.3%	22.2%	22.3%	55.8%	35.4%
Pro forma operating margin	10.1%	10.0%	10.0%	8.9%	9.7%	7.5%	9.1%
Adjusted pro forma operating margin	17.4%	17.4%	17.4%	17.1%	17.3%	16.5%	17.1%

Adjusted Pro Forma Net Pension and OPEB Cost (Benefit), Excluding Service Cost
Reported net pension and OPEB cost (benefit), excluding service cost	$2	$2	$4	$6	$10	$(14)	$(4)
Pro forma adjustments (a)	(40)	(67)	(107)	(40)	(147)	(14)	(161)
Pro forma	(38)	(65)	(103)	(34)	(137)	(28)	(165)
Non-GAAP adjustments:
Less: Pension settlement charge	—	—	—	(4)	(4)	(10)	(14)
Total adjustments	—	—	—	(4)	(4)	(10)	(14)
Adjusted pro forma net pension and OPEB cost (benefit), excluding service costs	$(38)	$(65)	$(103)	$(38)	$(141)	$(38)	$(179)

	Quarter ended March 31, 2018	Quarter ended June 30, 2018	Year to date June 30, 2018	Quarter ended September 30, 2018	Year to date September 30, 2018	Quarter ended December 31, 2018	Year ended December 31, 2018
Adjusted Pro Forma Interest Expense - Net
Reported interest expense - net	$46	$44	$90	$40	$130	$72	$202
Pro forma adjustments (a)	26	(9)	17	7	24	153	177
Pro forma	72	35	107	47	154	225	379
Non-GAAP Adjustments:
Less: Bond redemption charge	—	—	—	—	—	(26)	(26)
Less: Loss on hedge portfolio unwind	—	—	—	—	—	(174)	(174)
Add: Purchase accounting impacts - Linde AG	25	25	50	25	75	25	100
Total adjustments	25	25	50	25	75	(175)	(100)
Adjusted pro forma interest expense - net	$97	$60	$157	$72	$229	$50	$279

Adjusted Pro Forma Income Taxes (b)
Reported income taxes	$148	$158	$306	$156	$462	$355	$817
Pro forma adjustments (a)	23	38	61	9	70	(217)	(147)
Pro forma	171	196	367	165	532	138	670
Non-GAAP Adjustments:
Add: Pension settlement charge	—	—	—	1	1	2	3
Add: Income tax reform	—	—	—	—	—	17	17
Add: Bond redemption charge	—	—	—	—	—	6	6
Less: Net gain/(loss) on sale of businesses and fixed assets	(1)	—	(1)	—	(1)	—	(1)
Add: Purchase accounting impacts - Linde AG	129	129	258	129	387	129	516
Total adjustments	128	129	257	130	387	154	541
Adjusted pro forma income taxes	$299	$325	$624	$295	$919	$292	$1,211

Adjusted Pro Forma Effective Tax Rate (b)
Reported income before income taxes and equity investments	$605	$643	$1,248	$623	$1,871	$3,178	$5,049
Pro forma adjustments (a)	60	105	165	(19)	146	(2,848)	(2,702)
Pro forma	665	748	1,413	604	2,017	330	2,347
Non-GAAP Adjustments:
Add: Cost reduction programs and other charges	—	—	—	—	—	41	41
Add: Pension settlement charge	—	—	—	4	4	10	14
Add: Argentina currency devaluation	—	—	—	12	12	—	12
Add: Bond redemption charge	—	—	—	—	—	26	26
Add: Loss on hedge portfolio unwind	—	—	—	—	—	174	174
Less: Net gain/(loss) on sale of businesses and fixed assets	(51)	(30)	(81)	—	(81)	30	(51)
Add: Purchase accounting impacts - Linde AG	533	533	1,066	534	1,600	533	2,133
Total adjustments	482	503	985	550	1,535	814	2,349
Adjusted pro forma income before income taxes and equity investments	$1,147	$1,251	$2,398	$1,154	$3,552	$1,144	$4,696

Reported income taxes	$148	$158	$306	$156	$462	$355	$817
Reported effective tax rate	24.5%	24.6%	24.5%	25.0%	24.7%	11.2%	16.2%
Adjusted income taxes	$299	$325	$624	$295	$919	$292	$1,211
Adjusted effective tax rate	26.1%	26.0%	26.0%	25.6%	25.9%	25.5%	25.8%

	Quarter ended March 31, 2018	Quarter ended June 30, 2018	Year to date June 30, 2018	Quarter ended September 30, 2018	Year to date September 30, 2018	Quarter ended December 31, 2018	Year ended December 31, 2018
Income from Equity Investments
Reported income from equity investments	$15	$14	$29	$13	$42	$14	$56
Pro forma adjustments (a)	(1)	(2)	(3)	1	(2)	(2)	(4)
Pro forma	14	12	26	14	40	12	52
Non-GAAP Adjustments:
Add: Purchase accounting impacts - Linde AG	16	16	32	16	48	16	64
Total adjustments	16	16	32	16	48	16	64
Adjusted pro forma income from equity investments	$30	$28	$58	$30	$88	$28	$116

Adjusted Pro Forma Noncontrolling Interests from Continuing Operations
Reported noncontrolling interests from continuing operations	$(10)	$(19)	$(29)	$(19)	$(48)	$33	$(15)
Pro forma adjustments (a)	11	12	23	22	45	(30)	15
Pro forma	1	(7)	(6)	3	(3)	3	—
Non-GAAP adjustments:
Add: Purchase accounting impacts - Linde AG	(42)	(42)	(84)	(42)	(126)	(42)	(168)
Total adjustments	(42)	(42)	(84)	(42)	(126)	(42)	(168)
Adjusted pro forma noncontrolling interests from continuing operations	$(41)	$(49)	$(90)	$(39)	$(129)	$(39)	$(168)

Adjusted Pro Forma Income from Continuing Operations (c)
Reported income from continuing operations	$462	$480	$942	$461	$1,403	$2,870	$4,273
Pro forma adjustments (a)	47	77	124	(5)	119	(2,663)	(2,544)
Pro forma	509	557	1,066	456	1,522	207	1,729
Non-GAAP adjustments:
Add: Cost reduction programs and other charges	—	—	—	—	—	41	41
Add: Pension settlement charge	—	—	—	3	3	8	11
Add: Argentina currency devaluation	—	—	—	12	12	—	12
Add: Income tax reform	—	—	—	—	—	(17)	(17)
Add: Bond redemption charge	—	—	—	—	—	20	20
Add: Loss on hedge portfolio unwind	—	—	—	—	—	174	174
Less: Net gain/(loss) on sale of businesses and fixed assets	(50)	(30)	(80)	—	(80)	30	(50)
Add: Purchase accounting impacts - Linde AG	378	378	756	379	1,135	378	1,513
Total adjustments	328	348	676	394	1,070	634	1,704
Adjusted pro forma income from continuing operations	$837	$905	$1,742	$850	$2,592	$841	$3,433

Adjusted Pro Forma Diluted EPS from Continuing Operations (c)
Reported diluted EPS from continuing operations (d)	$1.59	$1.65	$3.24	$1.58	$4.82	$6.22	$12.79
Pro forma adjustments (a,d)	$(0.67)	$(0.65)	$(1.32)	$(0.76)	$(2.08)	$(5.85)	$(9.68)
Pro forma	$0.92	$1.00	$1.92	$0.82	$2.74	$0.37	$3.11

	Quarter ended March 31, 2018	Quarter ended June 30, 2018	Year to date June 30, 2018	Quarter ended September 30, 2018	Year to date September 30, 2018	Quarter ended December 31, 2018	Year ended December 31, 2018
Non-GAAP adjustments:
Add: Cost reduction programs and other charges	$—	$—	$—	$—	$—	$0.07	$0.07
Add: Pension settlement charge	$—	$—	$—	$0.01	$0.01	$0.02	$0.03
Add: Argentina currency devaluation	$—	$—	$—	$0.02	$0.02	$—	$0.02
Less: Income tax reform	$—	$—	$—	$—	$—	$(0.03)	$(0.03)
Add: Bond redemption charge	$—	$—	$—	$—	$—	$0.04	$0.04
Add: Loss on hedge portfolio unwind	$—	$—	$—	$—	$—	$0.31	$0.31
Less: Net gain/(loss) on sale of businesses and fixed assets	$(0.09)	$(0.05)	$(0.14)	$—	$(0.14)	$0.05	$(0.09)
Add: Purchase accounting impacts - Linde AG	$0.68	$0.68	$1.36	$0.69	$2.05	$0.68	$2.73
Total adjustments	$0.59	$0.63	$1.22	$0.72	$1.94	$1.14	$3.08
Adjusted pro forma diluted EPS from continuing operations	$1.51	$1.63	$3.14	$1.54	$4.68	$1.51	$6.19

(a) See Pro Forma Income Statement Information in the preceding sections.

(b) The income tax expense (benefit) on the non-GAAP pre-tax adjustments was determined using the applicable tax rates for the jurisdictions that were utilized in calculating the GAAP income tax expense (benefit), and included both current and deferred income tax amounts.

(c) Net of income taxes which are shown separately in “Adjusted Income Taxes And Effective Tax Rate”.
(d) Due to quarterly changes in the share count as a result of the merger the sum of the four quarters does not equal the earnings per share amount calculated for the year.